Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic May 2024 Investor Presentation

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook", “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at bokf.com. All data is presented as of March 31, 2024 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic NASDAQ: BOKF BROKER/DEALER & INDEPENDENT ADVISORY SERVICES CONSUMER, COMMERCIAL & MORTGAGE BANKING BOK Financial Corporation BOK Financial Asset Management BOK Private Wealth Cavanal Hill BOK Financial ® Bank of Texas Bank of Albuquerque Bank of Oklahoma BOK Financial Mortgage TransFund TRANSACTION & PAYMENT PROCESSION WEALTH MANAGEMENT BOK Financial Securities BOK Financial Advisors Full service markets Additional Wealth Management offices Banking and wealth management services provided by BOKF, NA. Broker/dealer and investment advisory services provided by BOK Financial Securities, Inc. 3 Corporate Snapshot • Top 30 national/regional bank* • Midwest/Southwest franchise • 113 full-service locations across 8 states • Seasoned management team • Proven ability to deliver organic growth • Consistent execution and strategy • Long-term focused Key Statistics as of March 31, 2024 BOK Financial FootprintASSETS $50.2 billion LOANS $24.2 billion DEPOSITS $35.4 billion ASSETS UNDER MANAGEMENT OR ADMINISTRATION $105.5 billion CREDIT RATINGS BOKF, NA BOK Financial Corp. S&P A- (OS) BBB+ (OS) Moody’s Baa1 (OS) Baa1 (OS) Fitch Ratings A (OS) A (OS)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Core Strategy Build a bank with diverse revenues that can compete upstream and outperform peers across varying economic cycles. Earnings per share CAGR across 30 year history of BOKF is 9.3% 4 Net Income EPS 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 "There is no principle more emphasized in our organization than managing for long-term value rather than short-term results." George Kaiser, Chairman

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Disciplined concentration management, diversified by sector & geography Loan Segmentation Collateral Location as of 3/31/2024 as of 3/31/2024 Commercial real estate Healthcare Loans to individuals Services Energy General business Texas Oklahoma Colorado Arizona Kansas/Missouri New Mexico Other 5 22% 18% 16% 15% 14% 15% 32% 14% 11% 6% 4% 3% 30%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Portfolio composition as of 3/31/2024 77% 18% 5% Oil & Gas Producers Oil & Gas Midstream Services 9% 8% 83% Hospital Medical Services Senior Housing 37% 26% 17% 10% 2% 8% Multifamily Industrial Office Retail Residential Cons Other Energy Banking • More than 100-year history in energy lending • Focus on first-lien, senior-secured E&P lending, the "sweet spot" in energy lending • Internal staff of 17 petroleum engineers and analysts to confirm collateral values - a material investment that is a key to strong credit performance across the cycle • Minimal exposure to second liens, undeveloped reserves, or other higher-risk components of the capital stack • 50-60% loan to value on proven producing reserves Healthcare Banking • Favorable spreads • Predominately BOK Financial originated commitments - less than 12% of commitments from broadly syndicated transactions • Senior housing commitments real-estate collateralized and secured • Favorable credit metrics Commercial Real Estate • Collateral focused in Texas (30%), Oklahoma (8%), Colorado (8%), Arizona (7%), New Mexico (6%) and Kansas/Missouri (5%) • Allocate 185% of Tier 1 capital plus reserves to CRE (ratio is currently 167%) • Further controls and limitations by product type and geography with concentration guidelines analyzed and adjusted quarterly, as needed • Strong relationship between the front-line production / bankers and credit concurrence officers • Minimal exposure to residential construction and land development (highest risk, most cyclical sector in CRE) $3.4 billion outstanding $4.2 billion outstanding $5.2 billion outstanding

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Dec '21 Dec '22 Dec '23 Mar '24 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Strong Core Deposit Franchise Deposit Mix & Cost ($million) Deposit Mix by Geography 10% 2% 64% 24% 4% 52% 10% 5% 6% 23% Demand Interest-bearing transaction Savings Time 7 Source: Company filings, S&P Global Market Intelligence *Represents deposit cost for year ended 12/31 and for the 3 months ended 3/31 Deposit Mix by Line of Business Total Deposit Breakdown 28% 47% 20% 5% Wealth Commercial Consumer Small Business Commercial Deposit Breakdown 36% 24% 18% 8% 7% 5% 2% Corporate Small/Med. Business Energy Native American Healthcare CRE Other IB Deposit Cost (%)* Total Deposit cost* 3.69% 2.78% 2.79%0.53%0.14% 1.89%0.32%0.09% 37% 57% 2% 4% 39% 54% 3% 4% 27% 62% 2% 9%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Primary Lines of Business • Private Wealth, including banking and investment management, trust and estate administration • Brokerage & trading services • Institutional Wealth, including retirement plans, asset and corporate trustee services • Cavanal Hill Investment Management • Clients include affluent and high net worth individuals, corporations, pensions, foundations, government entities, etc. Wealth Management By The Numbers • Assets under management or administration: $105.5 billion • Fiduciary assets: $60.4 billion • Average loans: $2.2 billion • Average deposits: $9.2 billion • More than $1 trillion in traded securities annually Awards, Recognition and Rankings • 12 out of 12 “Best in Class” awards for retirement plans group in 2021 • Eighth largest corporate trustee bank by number of trusteeships and fifth in paying agencies • Among the top bond underwriters and financial advisors in the United States • One of the top 25 firms that fulfills the hedging needs of the mortgage banking industry • Fourteen Lipper awards over the past 12 years for Cavanal Hill CAGR: 9.2% CAGR: 4.9% Fee income Net interest revenue Fiduciary assets Assets held in safekeeping Assets Under Management or Administration ($Billion) Fee Income and Net Interest Revenue ($Million) Wealth Management Revenue as of 3/31/2024 8 TTM March 2024 2016 $— $100 $200 $300 $400 $500 $600 $700 March 2024 2016 $— $25 $50 $75 $100 $125

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Transaction Processing CAGR: 5.0% CAGR: 6.7% Debit Processing & ATM Network • Operates nationally • More than 75% of clients are outside of Oklahoma • Clients: Banks, Credit Unions and C-store chains • 800+ million EFT transactions processed in 2023 • Second consecutive record year for debit processing, ATM, and Merchant sales in 2023 Merchant Payment Processing • Process payments for 4,500 merchant and cash advance locations • In 2023, processed $3.7 billion in merchant sales MERCHANT VOLUME ($Million) EFT TRANSACTION VOLUMES (Million) Transaction Processing Volume as of 12/31/2023 Transaction processing operations 9 2023 2016 0 100 200 300 400 500 600 700 800 900 2023 2016 $— $1,000 $2,000 $3,000 $4,000

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Mortgage Banking • Retail origination channel that has averaged $2.3 billion in origination volume over the last 5-years ◦ YTD Net Promoter Score of 90 vs. national benchmark of 49 • In-house mortgage servicing platform that services $21.4 billion of mortgages representing 122 thousand accounts at March 31, 2024 • Recognized as a awarded high-performing mortgage servicer with Fannie Mae's STAR award for 2023 Servicing and Origination Revenue ($Million) Mortgage Banking Revenue as of 3/31/2024 Servicing Portfolio Balance ($Billion) Servicing Origination 10 TTM March 2024 2023 2022 2021 2020 $(50) $— $50 $100 $150 $200 March 2024 2023 2022 2021 2020 $— $5.0 $10.0 $15.0 $20.0 $25.0

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q1 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income of $83.7 million and EPS of $1.29, adjusted for the additional FDIC special assessment and securities portfolio restructuring income would have been $123.2 million and EPS $1.91 per share • Asset quality has remained strong with criticized levels remaining well below pre-pandemic levels and non-performing assets declining during the quarter • Commercial loan growth annualized is 8.9% • Continued strong capital and liquidity position with deposits growing $1.4 billion during the quarter 11 $162.4 $151.3 $134.5 $82.6 $83.7 $2.43 $2.27 $2.04 $1.26 $1.29 1Q23 2Q23 3Q23 4Q23 1Q24 ($Million, exc. EPS) Q1 2024 Q4 2023 Q1 2023 Net income $83.7 $82.6 $162.4 Diluted EPS $1.29 $1.26 $2.43 Net income before taxes $106.9 $111.5 $208.4 Provision for credit losses $8.0 $6.0 $16.0 Pre-provision net revenue* $114.9 $117.5 $224.3 Efficiency ratio 67.1% 71.6% 56.8% Revenue Composition as of 3/31/2024 59% 12% 11% 5% 6% 4% 3% Net interest revenue Trading & brokerage Fiduciary & asset management Transaction card Deposit service charges Mortgage banking Other revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 12 ◦ Period end loan balances grew $268 million; unfunded commitments decreased $359 million ◦ Average deposits increased $1.3 billion in Q1, with the mix continuing to shift to interest bearing. Deposit balances continue to stabilize and are expected to grow modestly ◦ Loan to deposit ratio decreased slightly linked quarter to 68.3%, and remains below pre-pandemic level of 78.7% at Dec. 31, 2019 ◦ Assets under management or administration increased $794 million, primarily due to improved market valuations ($Billion) Q1 2024 Quarterly Sequential Quarterly YOY Period-End Loans $24.2 1.1% 6.3% Average Loans $23.9 1.0% 6.6% Period-End Deposits $35.4 4.0% 8.6% Average Deposits $35.0 4.0% 4.6% Fiduciary Assets $60.4 0.9% 5.1% Assets Under Management or Administration $105.5 0.8% 3.1%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings is less than 4% of total loans 13 100 year history in energy lending and a tested playbook that works • 70% oil / 30% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Energy balances increased by $7 million • Combined Services & General Business (Core C&I) balances increased $220 million • Healthcare balances up $103 million linked quarter • Total Commercial balances increased $329 million linked quarter, an 8.9% annualized growth rate • Commercial Real Estate balances declined $101 million or 1.9% linked quarter 14 ($Million) Mar. 31, 2024 Dec. 31, 2023 Mar. 31, 2023 Seq. Loan Growth YOY Loan Growth Energy $ 3,443.7 $ 3,437.1 $ 3,398.1 0.2% 1.3% Services 3,529.4 3,576.2 3,563.7 (1.3)% (1.0)% Healthcare 4,245.9 4,143.2 3,899.3 2.5% 8.9% General business 3,913.8 3,647.2 3,356.2 7.3% 16.6% Total Commercial $ 15,132.9 $ 14,803.8 $ 14,217.3 2.2% 6.4% Multifamily $ 1,960.8 $ 1,872.8 $ 1,363.9 4.7% 43.8% Industrial 1,344.0 1,475.2 1,309.4 (8.9)% 2.6% Office 901.1 909.4 1,045.7 (0.9)% (13.8)% Retail 543.7 592.6 618.3 (8.3)% (12.1)% Residential construction and land development 83.9 95.1 102.8 (11.7)% (18.4)% Other commercial real estate 403.1 392.6 375.2 2.7% 7.4% Total Commercial real estate $ 5,236.7 $ 5,337.6 $ 4,815.3 (1.9)% 8.8% Loans to individuals $ 3,803.0 $ 3,763.6 $ 3,717.4 1.0% 2.3% Total Loans $ 24,172.6 $ 23,905.0 $ 22,750.1 1.1% 6.3%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains better than pre-pandemic level with a decline in non-performing assets during the quarter • Trailing 12 months net charge-offs at 10 bps • CRE office exposure is less than 4% of outstanding period end total loan balances, with properties in resilient markets • $8 million credit provision in Q1; with a combined allowance for credit losses of $329 million or 1.36% Net Charge-Offs to Average Loans CRE Office by Location Annualized 15 0.01% 0.12% 0.11% 0.07% 0.09% 1Q23 2Q23 3Q23 4Q23 1Q24 —% 0.20% 0.40% 0.60% 19.1% 18.0% 10.2% 9.4% 4Q18 4Q19 4Q23 1Q24 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves In Footprint, 66% Out of Footprint, 33% California, 1% New York, 0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure **Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period-end deposit balances increased $1.4 billion this quarter • Uninsured and non-collateralized deposit coverage ratio was stable at ~ 179% Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Tier 1 Common Equity ratio if adjusted to include all securities portfolio losses remained stable at 10.1%* • Tangible Common Equity ratio including held-to-maturity losses was 7.92%*, which is the 3rd highest among top 20 banks as of Q4 2023 • Repurchased 616,630 shares at an average price of $83.89 per share in the open market 16 Q1 2024 Q4 2023 Q1 2023 Loan to Deposit Ratio 68.3% 70.3% 69.8% Period-End Deposits $35.4 billion $34.0 billion $32.6 billion Available Secured Capacity $20.0 billion $18.3 billion $13.6 billion Common Equity Tier 1 12.0% 12.1% 12.2% Total Capital Ratio 13.2% 13.2% 13.2% Tangible Common Equity Ratio * 8.2% 8.3% 8.5% $23.7 $13.2 Potential secured capacity Uninsured and non-collateralized deposits $— $5.0 $10.0 $15.0 $20.0 $25.0 Coverage Ratio ~179% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Revenue • Net interest revenue was down $3.1 million linked quarter, the slowest pace of decline since the beginning of the hiking cycle Net Interest Margin • Loan yields increased 4 bps • Interest-bearing deposit costs up 26 bps relative to the prior quarter • 3 bps NIM decrease due to deposit beta and demand deposit mix shift 17 ($Million) Q1 2024 Q4 2023 Q1 2023 Quarterly sequential Quarterly YOY Net interest revenue $293.6 $296.7 $352.3 (1.0)% (16.7)% Net interest margin 2.61% 2.64% 3.45% (3) bps (84) bps Yield on loans 7.40% 7.36% 6.67% 4 bps 73 bps Tax-equivalent yield on earning assets 5.73% 5.64% 5.06% 9 bps 67 bps Cost of interest-bearing deposits 3.69% 3.43% 1.83% 26 bps 186 bps Rate on interest- bearing liabilities 4.08% 3.98% 2.43% 10 bps 165 bps Net Interest Revenue ($Million) $352.3 $325.7 $308.2 $300.0 $294.1 $0.1 $(3.5) $(7.3) $(3.3) $(0.5) NIR excl. Trading * Trading NIR 1Q23 2Q23 3Q23 4Q23 1Q24 $0 $100 $200 $300 $400 3.45% 3.00% 2.69% 2.64% 2.61% 3.72% 3.36% 3.14% 3.03% 2.97% Reported NIM NIM excl. Trading * 1Q23 2Q23 3Q23 4Q23 1Q24 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Up modestly during the quarter as trading activity in fixed income markets increased early in the quarter Mortgage Banking • Revenue increased in Q1 with production volume growing with positive seasonal trends and the origination market strengthening • Improved margin as re-pooling of COVID-19 forbearance loans continues to subside Customer Hedging • Customer hedging fees declined during the quarter, with reduced customer energy hedging demand 18 ($Million) Q1 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 37.5 $ 1.9 5.4% 35.7% Mortgage Banking 19.0 6.1 47.8% 32.0% Customer Hedging Fees 6.3 (1.3) (17.5)% (24.3)% Brokerage & Insurance Fees 4.7 (1.5) (24.3)% (34.4)% Syndication Fees 3.1 (1.6) (33.5)% (14.0)% Investment Banking Fees 7.6 0.8 11.2% 33.6% Markets & Securities $ 78.2 $ 4.4 6.0% 17.0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions Fiduciary & Asset Management • Assets under management or administration (“AUMA”) increased slightly during the quarter and margins rose to 21 bps Transaction Card • Decline is a return to trend levels from seasonally elevated Q4 activity 19 ($Million) Q1 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 78.2 $ 4.4 6.0% 17.0% Fiduciary & Asset Management 55.3 3.9 7.6% 9.2% Transaction Card 25.5 (3.4) (11.6)% (0.5)% Deposit Service Charges & Fees 28.7 0.9 3.3% 10.5% Other Revenue 12.9 (2.1) (14.0)% (23.8)% Asset Management & Transactions 122.4 (0.6) (0.5)% 2.7% Total Fees & Commissions $ 200.6 $ 3.8 1.9% 7.8% B+A A B

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Quarterly personnel expenses were relatively flat with higher seasonal employee benefits offset by reduced incentive compensation • Other operating expense decreased $43.3 million ◦ Q4 included $43.8 million in expense related to the FDIC special assessment while Q1 included an additional $6.5 million of estimated special assessment expense • Excluding the FDIC special assessment, the efficiency ratio would be 65.9% 20 ($Million) Q1 2024 Q4 2023 Q1 2023 % Incr. Seq. % Incr. YOY Personnel Expense $202.7 $203.0 $182.1 (0.2)% 11.3% Other Operating Expense $137.7 $181.1 $123.7 (23.9)% 11.4% Total Operating Expense $340.4 $384.1 $305.8 (11.4)% 11.3% Efficiency Ratio 67.1% 71.6% 56.8% --- ---

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2024 Full Year Outlook 21 • Additionally, we expect to continue opportunistic share repurchase activity. • Changes to outlook shown in Bold font *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. Business Driver FY as of 4/24/24 FY as of 1/24/24 Notes Loans (EOP) +5% to +7% Mid to upper single digit Deposits (EOP) No change Modest growth Loan to deposit ratio is expected to remain in the 70% area Investment Securities No change Flat Net Interest Income Just over $1.2 billion ~$1.2 billion Assumes 2 rate cuts occurring later in the year. We target a relatively neutral interest rate risk position. A steepening in the yield curve would improve NII. Fees & Commissions No change $825 to $850 million Expense Growth No change Mid-single digits Efficiency Ratio No change ~65% Ratio expected to trend lower over the course of 2024 Provision Expense Similar to 2023 Near recent levels Assumes consistent economic outlook, combined reserve levels remaining stable, eventual migration of credit to more normal historical levels

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 74% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 81% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is -0.8% on NIR 22 Scenario* Δ NIR % Δ NIR $ Down 200 Ramp, year 1 0.07% $0.9 million Down 100 Ramp, year 1 -0.20% -$2.5 million Up 100 Ramp, year 1 -0.35% -$4.6 million Up 200 Ramp, year 1 -2.31% -$29.9 million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.2 years, extending to only 3.7 years if rates increase 300bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~16% • Portfolio runoff for Q1 2024 was $460 million 91% 6% 3% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 3/31/2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic